UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2011

ZOO ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34796	71-1033391

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

3805 Edwards Road, Suite 400
Cincinnati, OH  45209
 (Address of principal executive
offices including zip code)
(513) 824-8297
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 22, 2011, Zoo Entertainment, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2011.  A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The Company’s press release contains non-GAAP financial measures.  Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

The Company will conduct a conference at 4:30 p.m. (EST) today, August 22, 2011, to discuss these financial results.

The information contained in this current Item 2.02 and in the accompanying exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

The press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about Zoo Entertainment, Inc. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of the Company’s management, are subject to various risks and uncertainties, which could cause actual results to differ materially from the results indicated by these forward-looking statements, including, without limitation: general economic conditions; geopolitical events and regulatory changes; the Company’s financial performance and competitive position, the Company’s expectation regarding its potential growth, requirements or changes adversely affecting the businesses in which the Company is engaged; demand for the products and services that the Company provides; the Company’s ability to timely implement its business strategy; the Company’s ability to take advantage of the digital segment and expand its digital business; the Company’s expectation that the digital segment will continue to grow; the Company’s expectations with respect to the size of the market; the Company’s ability to optimize its cost structure; the Company’s ability to increase its revenues and become profitable; the Company’s expectation with respect to the indiePub shop; and the Company’s ability to launch new products and the market acceptance of new and existing products.  For a further discussion of the risks and uncertainties the Company faces, please refer to Part I, Item 1A of our Annual Report on Form 10-K, for the year ended December 31, 2010 and other public reports that have been filed with the SEC, all of which are available at www.sec.gov. The information set forth in the press release should be read in light of such risks. The Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, and such statements are current only as of the date they are made.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Number	Description
99.1	Press Release, dated August 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2011

ZOO ENTERTAINMENT, INC. By: /s/ David Fremed Name: David Fremed Title: Chief Financial Officer